UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)  March 10, 2005


                          DIONICS, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Delaware                                                 11-2166744
(State or other jurisdiction                       (I.R.S. Employer
of incorporation)                               Identification No.)


65 Rushmore Street
Westbury, New York                                            11590
(Address of principal                                    (Zip Code)
executive offices)


Registrant's  telephone number, including area code:(516) 997-7474

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial
Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

       Effective as of March 10, 2005, Dionics, Inc. (the "Company") dismissed Ernest D. Loewenwarter & Co. LLP ("Loewenwarter & Co."), as the principal independent accountants of the Company and, effective as of March 10, 2005, the Company engaged Bloom & Co., LLP as its principal independent accountants to audit the financial statements of the Company.

      For the years ended December 31, 2002 and 2003, the reports of the former independent accountants, Loewenwarter & Co., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its report for the year ended December 31, 2003.

      During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

      The change in the Company's independent accountants was approved by the Company's Board of Directors.

      During the Company's two most recent fiscal years, and any subsequent period prior to engaging Bloom & Co., LLP, neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Bloom & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S-B).

     The Company has requested Loewenwarter & Co. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 11, 2005, is filed as Exhibit 16.1 to this Form 8-K.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

List   below  the  financial  statements,  pro  forma   financial
information and exhibits, if any, filed as part of this report.

Exhibits:                                                Page

     16.1 Letter re change in certifying accountant       4

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIONICS, INC.
                               (Registrant)


Dated: March 14, 2005          By:   /s/  Bernard  L. Kravitz
                               Name:      Bernard L. Kravitz
                               Title:     President